                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          June 1, 2000
                                                 ------------------------------

                               INTRUSION.COM, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



000-20191                                                            75-1911917
-------------------------------------------------------------------------------
(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



1101 East Arapaho Road, Richardson, Texas                                 75081
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (972) 234-6400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                               ODS NETWORKS, INC.
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

         Effective on June 1, 2000, at 8:00 a.m. Eastern Standard Time, ODS Networks, Inc. (the "Company") changed its corporate name to "Intrusion.com, Inc." The name change was effected by the merger of a wholly owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation in the Merger. The effect of the Merger was to change the corporate name of the Company from "ODS Networks, Inc." to "Intrusion.com, Inc."

         On June 1, 2000, the Company issued a news release announcing the corporate name change of the Company. A copy of such news release is attached hereto as Exhibit 99.1

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.


              (b)    PRO FORMA FINANCIAL INFORMATION. Not applicable.


              (c)    EXHIBITS.

                     99.1 Text of press release of the Registrant, dated June 1, 2000 announcing the name change of the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ODS NETWORKS, INC.



Dated: June 7, 2000                      By: /s/ Jay R. Widdig
                                            -------------------------------
                                             Jay R. Widdig,
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
-----------                   ----------------------
99.1                 Text of press release of the Registrant, dated June 1, 2000 announcing the name change of the Registrant.